UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 20, 2008

EMERGENCY MEDICAL SERVICES CORPORATION
EMERGENCY MEDICAL SERVICES L.P.

(Exact Name of Each Registrant as Specified in Their Charters)

Delaware (State or other jurisdiction of incorporation)	001-32701 333-127115 (Commission File Number)	20-3738384 20-2076535 (IRS Employer Identification #)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado (Address of Principal Executive Offices)	80111 (Zip Code)

(303) 495-1200

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD.

Item 7.01	Regulation FD Disclosure.

On October 20, 2008, Emergency Medical Services Corporation announced that its wholly-owned subsidiary, EmCare, Inc., entered into and consummated an agreement to purchase all of the outstanding membership interests in Templeton Readings, LLC (“Templeton Readings”).  Templeton Readings provides teleradiology services throughout the United States.  Templeton Readings is now a wholly-owned subsidiary of EmCare, Inc.  A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1.

The information in this report, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The information in this report shall not be deemed to constitute an admission that such information contains material information required to be furnished by Regulation FD.

Section 9 – Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release of Emergency Medical Services Corporation, dated October 20, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION (Registrant)

	By:	/s/ Todd G. Zimmerman
October 20, 2008		Todd G. Zimmerman Executive Vice President and General Counsel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES L.P. (Registrant)

By: Emergency Medical Services Corporation, its General Partner

	By:	/s/ Todd G. Zimmerman
October 20, 2008		Todd G. Zimmerman Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of Emergency Medical Services Corporation, dated October 20, 2008